================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 3, 2007


                         AVANT Immunotherapeutics, Inc.
             (Exact name of registrant as specified in its charter)
                        --------------------------------

                         Commission file number 0-15006

        Delaware                                                 13-3191702
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                                119 Fourth Avenue
                          Needham, Massachusetts 02494
          (Address of principal executive offices, including zip code)

                                 (781) 433-0771
              (Registrant's telephone number, including area code)


                   (Former name, if changed since last report)
                        --------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================

Item 2.02. Results of Operations and Financial Condition.

On May 3, 2007, AVANT Immunotherapeutics, Inc. issued a press release announcing its financial results for the first quarter of 2007. The full text of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information in this Item 2.02 of this Current Report on Form 8-K and Exhibit
99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

99.1 Press Release of AVANT Immunotherapeutics, Inc., dated May 3, 2007.






                  [Remainder of page left blank intentionally]

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.


                                                  AVANT Immunotherapeutics, Inc.


Dated: May 3, 2007                                By: /s/ Avery W. Catlin
                                                      --------------------------
                                                      Avery W. Catlin
                                                      Senior Vice President and
                                                      Chief Financial Officer

                                  Exhibit Index

99.1 Press Release of AVANT Immunotherapeutics, Inc., dated May 3, 2007.